T. Rowe Price Value Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2021, as supplemented

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective December 31, 2022, Mark S. Finn will step down as portfolio manager of the fund and chair of the fund’s Investment Advisory Committee. Effective January 1, 2023, Ryan S. Hedrick will succeed Mr. Finn as portfolio manager of the fund and chair of the fund’s Investment Advisory Committee. Mr. Hedrick joined T. Rowe Price in 2013.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective December 31, 2022, Mark S. Finn will step down as portfolio manager of the fund and chair of the fund’s Investment Advisory Committee. Effective January 1, 2023, Ryan S. Hedrick will succeed Mr. Finn as portfolio manager of the fund and chair of the fund’s Investment Advisory Committee. Mr. Hedrick joined T. Rowe Price in 2013 and his investment experience dates from 2004. During the past five years, he has served as associate portfolio manager of the U.S. Value Equity Strategy (beginning in May 2021), and as an associate portfolio manager supporting the firm’s U.S. large-cap value strategies (beginning in October 2019). He previously served as an analyst on the natural resources team covering the power, utility, exploration and production, pipeline, and coal sectors.

The date of this supplement is March 14, 2022.

F107-041 3/14/22